ACQUISITIONS OF CONSOLIDATED ENTITIES	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about business combination [abstract]
ACQUISITIONS OF CONSOLIDATED ENTITIES	ACQUISITIONS OF CONSOLIDATED ENTITIES
The following table summarizes the balance sheet impact as a result of business combinations that occurred in the six months ended June 30, 2022. No material changes were made to provisional allocations.

AS AT JUN. 30, 2022 (MILLIONS)	Real Estate	Renewable Power and Transition	Private Equity	Infrastructure and Other	Total
Cash and cash equivalents	$424	$27	$294	$4	$749
Accounts receivable and other	209	146	5,190	11	5,556
Inventory	—	29	311	—	340
Equity accounted investments	—	—	338	—	338
Investment properties	6,788	—	—	—	6,788
Property, plant and equipment	43	713	663	34	1,453
Intangible assets	—	—	5,651	72	5,723
Goodwill	242	264	2,124	103	2,733
Deferred income tax assets	—	1	43	—	44
Total assets	7,706	1,180	14,614	224	23,724
Less:
Accounts payable and other	(286)	(105)	(737)	(28)	(1,156)
Non-recourse borrowings	(2,174)	(53)	(4,542)	(15)	(6,784)
Deferred income tax liabilities	(419)	(68)	(670)	(17)	(1,174)
Non-controlling interests[1]	(1,720)	—	(1)	(64)	(1,785)
	(4,599)	(226)	(5,950)	(124)	(10,899)
Net assets acquired	$3,107	$954	$8,664	$100	$12,825

Consideration[2]	$3,107	$954	$8,664	$100	$12,825
1.Includes non-controlling interests recognized on business combinations measured as the proportionate share of fair value of the identifiable assets and liabilities on the date of acquisition.
2.Total consideration, including amounts paid by non-controlling interests that participated in the acquisition as investors in Brookfield-sponsored private funds or as co-investors.
During the six months ended June 30, 2022, Brookfield acquired $23.7 billion of total assets as well as assumed $10.9 billion of total liabilities and non-controlling interests in equity through business combinations. Total consideration transferred for the business combinations was $12.8 billion. The valuations of the assets acquired are still under evaluation and as such the business combinations have been accounted for on a provisional basis.
Brookfield recorded $637 million of revenue and $38 million of net loss in 2022 from the acquired operations as a result of the acquisitions made during the first six months. If the acquisitions had occurred at the beginning of the year, they would have contributed $1.8 billion and $11 million to total revenues and net income, respectively.
Real Estate
A subsidiary of the company, alongside institutional partners, acquired a 95% interest in a German office portfolio. The transaction was acquired in stages and was accounted for as a business combination as of the date in which control was attained on January 11, 2022. The total consideration paid for the portfolio was $2.0 billion, comprising of $188 million of debt raised on closing, and an existing 46% interest valued at $1.8 billion. Goodwill of $238 million was recognized. Total revenues and net income that would have been recorded if the transaction had occurred at the beginning of the year are $132 million and $53 million, respectively.

On June 15, 2022, a subsidiary of the company, alongside institutional partners, acquired a 100% interest in a real estate investment trust comprised of primarily office properties in Ireland. The total consideration paid for the business was $1.1 billion, comprising of $754 million of debt proceeds and $360 million of equity. Goodwill of $3 million was recognized. Total revenues and net income that would have been recorded if the transaction had occurred at the beginning of the year are $32 million and $14 million, respectively.
Renewable Power and Transition
On January 24, 2022, a subsidiary of the company, alongside institutional partners, completed the acquisition of 100% of a utility scale development business in the U.S. The total consideration paid for the business was $702 million, with $125 million of additional incentive payments to be paid contingent upon certain milestones being achieved. Goodwill of $178 million was recognized. Total revenues and net loss that would have been recorded if the transaction had occurred at the beginning of the year are $2 million and $20 million, respectively.
Private Equity
On April 4, 2022, a subsidiary of the company, alongside institutional partners, acquired a 100% interest in a lottery services operation. Total consideration was $5.8 billion, comprising $2.5 billion of equity, $3.3 billion of debt and $29 million of contingent consideration payable to the former shareholder if certain performance targets are met. Goodwill of $1.1 billion was recognized. Total revenues and net loss that would have been recorded if the transaction had occurred at the beginning of the year are $518 million and $76 million, respectively.
On May 31, 2022, a subsidiary of the company, alongside institutional partners, acquired a 100% interest in an Australian residential mortgage lender, for total consideration of $1.1 billion, inclusive of $17 million of non-cash consideration and $40 million of contingent consideration payable to the former shareholder if certain performance targets are met. Goodwill of $375 million was recognized. Total revenues and net income that would have been recorded if the transaction had occurred at the beginning of the year are $165 million and $49 million, respectively.